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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 13, 2001



                          PHILIP MORRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)





          Virginia                      1-8940                 13-3260245
(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)



120 Park Avenue, New York, New York                   10017-5592
 (Address of principal executive offices)             (Zip Code)



   Registrant's telephone number, including area code:         (917) 663-5000


         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1     Kraft Foods Inc. Final Prospectus Pursuant to Rule 424(b)(1).



Item 9.  Regulation FD Disclosure.


     The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

     On June 13, 2001, Kraft Foods Inc., a wholly-owned food and beverage subsidiary of Philip Morris Companies Inc., filed a Final Prospectus pursuant to Rule 424(b)(1) of the Securities Act of 1933, with the Securities and Exchange Commission in connection with the initial public offering of 280,000,000 shares of Kraft Foods Inc. Class A common stock at an initial public offering price of $31.00 per share. Kraft also has granted to the underwriters an option to acquire an additional 28,000,000 shares to cover over-allotments at the initial public offering price. A copy of the Final Prospectus is attached as Exhibit 99.1.

     A Final Prospectus relating to the Kraft Foods Inc. Class A common stock has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report or furnishing of information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHILIP MORRIS COMPANIES INC.

                                    By:   /s/ G. PENN HOLSENBECK
                                       -------------------------
                                       Name:  G. Penn Holsenbeck
                                       Title: Vice President, Associate General
                                              Counsel and Corporate Secretary

DATE: June 13, 2001

                               INDEX TO EXHIBITS


Exhibit No.      Description
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99.1             Kraft Foods Inc. Final Prospectus Pursuant to Rule 424(b)(1)